                                                                       EXHIBIT 4

COMMON STOCK                                                       COMMON STOCK
       [CAM]                                                          [ ]

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                             CUSIP    133766  10  5

                          [Logo Of Caminus Corporation]

                               Caminus Corporation

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE, OF

===========================Caminus Corporation==================================

transferable upon the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the provisions of the Certificate of Incorporation and By-laws of the Corporation, as from time to time amended or restated. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         IN WITNESS WHEREOF, Caminus Corporation has caused its facsimile corporate seal and facsimile signatures of its duly authorized officers to be hereunto affixed.

                          [SEAL OF Caminus Corporation]

/s/  Mark A. Herman                                          /s/ David M. Stoner
--------------------------                                   -------------------
CHIEF FINANCIAL OFFICER                                      PRESIDENT AND CHIEF
AND TREASURER                                                EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
    AMERICAN STOCK TRANSFER & TRUST
    COMPANY
    TRANSFER AGENT AND REGISTRAR

By
   ------------------------------------
    AUTHORIZED SIGNATURE

                               Caminus Corporation

         The Corporation is authorized to issue more than one class of stock. Upon written request, made by the holder of this Certificate, the Corporation will furnish to such holder without charge a copy of the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class authorized to be issued, as set forth in the Certificate of Incorporation and the votes of the Board of Directors.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT ______Custodian_______  UNIF TRF MIN ACT _______
                                                                                   Custodian (until age __)
TEN ENT - as tenants by the entireties                    (Cust)          (Minor)                   (Cust)
JT TEN  - as joint tenants with right    under Uniform Gifts to Minors             _________________ under Uniform Transfers
          of survivorship and not        Act________________________                    (Minor)
          as tenants in common                         (State)                     to Minors Act__________________________
                                                                                                       (State)

                Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, ___________ hereby sell, assign and transfer unto

         PLEASE INSERT SOCIAL SECURITY OR OTHER
                  IDENTIFYING NUMBER OF ASSIGNEE
                   [                            ]

_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

______________________________________________________________________  Shares

of the capital stock is represented by the within Certificate, and do hereby irrevocably constitute and appoint
_____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________

                                              X _____________________________

                                              X _____________________________

                                              Notice:  THE SIGNATURE(S) TO THIS
                                                       ASSIGNMENT MUST
                                                       CORRESPOND WITH THE
                                                       NAME(S) AS WRITTEN UPON
                                                       THE FACE OF THE
                                                       CERTIFICATE IN EVERY
                                                       PARTICULAR, WITHOUT
                                                       ALTERATION OR ENLARGEMENT
                                                       OR ANY CHANGE WHATEVER.

                   Signature(s) Guaranteed By: _________________________________

                                                THE SIGNATURE(S) MUST BE
                                                GUARANTEED BY AN ELIGIBLE
                                                GUARANTOR INSTITUTION (BANKS,
                                                STOCKBROKERS, SAVINGS AND LOAN
                                                ASSOCIATIONS AND CREDIT UNIONS
                                                WITH MEMBERSHIP IN AN APPROVED
                                                SIGNATURE GUARANTEE MEDALLION
                                                PROGRAM), PURSUANT TO S.E.C.
                                                RULE 17Ad-15.